WARRANT No. W-SVB-2




                                  VISEON, INC.
                          (Formerly RSI Systems, Inc.)



                          Common Stock Purchase Warrant



                            Dated as of June 30, 2003







THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND IN THE REGISTRATION RIGHTS AGREEMENT, DATED THE DATE HEREOF, BY AND BETWEEN VISEON INC., AND THE HOLDERS SPECIFIED THEREIN.



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                                        i
                                            TABLE OF CONTENTS

                                                                           Page

1.       Exercise of Warrant..............................................    1
         1.1.     Manner of Exercise......................................    1
         1.2.     When Exercise Effective.................................    2
         1.3.     Delivery of Stock Certificates, etc.....................    2
         1.4.     Company to Reaffirm Obligations.........................    2
         1.5.     Payment by Application of Shares Otherwise Issuable.....    2
         1.6.     Tax Basis...............................................    2

2.       Common Stock Issuable Upon Exercise..............................    3

3.       Consolidation, Merger, etc.......................................    3
         3.1.     Adjustments for Consolidation, Merger, Sale of Assets,
                  Reorganization, etc.....................................    3
         3.2.     Assumption of Obligations...............................    3

4.       Financial and Business Information...............................    3
         4.1.     Filings..................................................   3
         4.2.     Notices of Corporate Action..............................   4

5.       Restrictions on Transfer..........................................   5
         5.1.     Restrictive Legends......................................   5
         5.2.     Transfers to Comply With the Securities Act..............   5
         5.3.     Termination of Restrictions..............................   6

6.       Reservation of Stock, etc..........................................  6

7.       Registration and Transfer of Warrants, etc.........................  6
         7.1.     Warrant Register; Ownership of Warrants...................  6
         7.2.     Transfer of Warrants......................................  7
         7.3.     Replacement of Warrants...................................  7
         7.4.     Adjustments To Warrant Quantity...........................  7
         7.5.     Fractional Shares.........................................  7

8.       Definitions........................................................  7

9.       Remedies; Specific Performance..................................... 10

10.      No Rights or Liabilities as Shareholder............................ 10

11.      Notices............................................................ 10

12.      Amendments......................................................... 11

13.      Descriptive Headings, etc.......................................... 11

14.      Law Governing Agreement............................................ 11

         Signature.......................................................... 11



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Page 2
Page 1
                                  VISEON, INC.
                          (Formerly RSI Systems, Inc.)

                          Common Stock Purchase Warrant


                           Void After December 5, 2006


No. W-SVB-2.......                                           Las Vegas, Nevada
                                                             June 30, 2003


         VISEON, INC. (formerly RSI Systems, Inc.) (the "Company"), a Nevada corporation, for value received, hereby certifies that HENRY S. MELLON an individual, or registered assigns (the "Holder"), is entitled to purchase from the Company One Hundred Thousand (100,000) shares of Common Stock of the Company (the "Warrant Quantity") duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price per share of Thirty Cents ($0.30), at any time or from time to time prior to 5:00 p.m. Central Standard time, on December 5, 2006 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

         This Warrant is the Warrant (the "Warrant", such term to include any such warrants issued in substitution therefor) originally issued in connection with that certain Loan and Security Agreement by and between the Company and Silicon Valley Bank, dated December 5, 2001. The Warrant originally so issued evidences the right to purchase a number of shares of Common Stock equal to the Warrant Quantity, subject to adjustment, if any, as provided herein. Concurrently herewith the Company and Holder are also entering into that certain Piggy Back Registration Rights Agreement (hereinafter the "Registration Rights Agreement"). Certain capitalized terms used in this Warrant are defined in
Section 8, any capitalized term not defined in Section 8 shall have the meaning ascribed in the Registration Rights Agreement; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the Sections of this Warrant.

1. Exercise of Warrant.

         1.1 Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by the Form of Subscription in substantially the form attached as Exhibit A to this Warrant (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment, in cash, by wire transfer, certified or official bank check payable to the order of the Company, or in the manner provided in Section 1.5 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Common Stock designated in such Form of Subscription by (b) Thirty Cents ($0.30), and such Holder shall thereupon be entitled to receive such number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) on the Effective Date of Exercise.

         1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Effective Date of Exercise. At such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise, as provided in Section 1.3, shall be deemed to have become the Holder or holders of record thereof.

         1.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within ten Business Days following the Effective Date of Exercise, the Company at its expense (including the payment by it of any applicable transfer taxes) will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 7, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares, including, if the Company so elects, fractional shares, of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise plus, at the discretion of the Company, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided in Section 1.1.

         1.4 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

         1.5 Payment by Application of Shares Otherwise Issuable. Upon any exercise of this Warrant, the Holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by Section 1.1 such number of the shares of Common Stock otherwise issuable to such Holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the payment required by Section 1.1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number.

         1.6 Tax Basis. The Company and the Holder shall mutually agree as to the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the treatment of this Warrant under the Code by each of the Company and the Holder shall be consistent with such agreement.

2. Common Stock Issuable Upon Exercise. This Warrant initially evidences the right to purchase a number of shares of Common Stock equal to the Warrant Quantity. The "Warrant Price" shall be fixed at Thirty Cents ($0.30) per share of Common Stock received upon exercise of this Warrant.

3.       Consolidation, Merger, etc.

         3.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for herein.

         3.2 Assumption of Obligations. Notwithstanding anything contained in the Warrant or in the Registration Rights Agreement to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of
Section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume the obligations of the Company under this Warrant and the obligation to deliver to such Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, such Holder may be entitled to receive.

4.       Financial and Business Information.

         4.1 Filings. During any period when the Company is a Public Company, the Company will file on or before the required date (including all applicable extensions) all required regular or periodic reports (pursuant to the Exchange
Act) with the Commission and will deliver to the Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

         4.2      Notices of Corporate Action.  In the event of

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the Voting Securities of the Company are transferred to another Person or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, sale, disposition, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

5. Restrictions on Transfer.

         5.1 Restrictive Legends. Except as otherwise permitted by this Section 5, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT."

Except as otherwise permitted by this Section 5, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

         5.2 Transfer to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

         5.3 Termination of Restrictions. The restrictions imposed by this
Section 5 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 5.1.
6. Reservation of Stock, etc. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this entire Warrant at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Stock, which may be the Company ("Transfer Agent"), and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose. All Warrant certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock that have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

7. Registration and Transfer of Warrants, etc.

         7.1 Warrant Register; Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant Agent or the Company's transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 9, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         7.2 Transfer of Warrants. Subject to compliance with Section 5, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

         7.3 Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

         7.4 Adjustments To Warrant Quantity. Notwithstanding any adjustment in the Warrant Quantity or in the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

         7.5 Fractional Shares. Notwithstanding any adjustment pursuant to any provision of this Warrant, the Company may, but shall not be required to, issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

8. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

                  (a) shares issued upon the exercise of the Warrant,

                  (b) such additional number of shares as may become issuable upon the exercise of the Warrant by reason of adjustments required pursuant to provisions applicable to the Warrant as in effect on the date hereof,

                  (c) shares, warrants, options and other securities issued at any time to the Holder or any Affiliate thereof.

                  Affiliate: Any person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the applicable person. For purposes of this definition "control" has the meaning specified in Rule 12b-2 under the Exchange Act.

                  Business Day: Any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of Nevada are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  Code:  As defined in Section 1.6.

                  Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  Company: As defined in the introduction to this Warrant, such term to include any corporation, which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

                  Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  Effective Date of Exercise: The first Business day which occurs following the expiration of ninety (90) days from the date the company receives the Form of Subscription and payment as set forth in
         Section 1.1.

                  Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  Expiration Date: As defined in the introduction to this Warrant.

                  Holder:  As defined in the introduction to this Warrant.

                  Current Market Price: On any date specified herein, the amount per share of the Common Stock, equal to (a) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, or (b) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made and (y) the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Company.

                  NASD:  The National Association of Securities Dealers, Inc.

                  Other Securities: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise), which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

                  Person: An individual, firm, partnership, corporation, professional corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

                  Restricted Securities: (a) any Warrants bearing the applicable legend set forth in Section 5.1, (b) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (c) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

                  Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  Voting Securities: Stock of any class or classes (or equivalent interests), if the Holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or persons performing similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency.

                  Warrant:  As defined in the introduction to this Warrant.

                  Warrant Price:  As defined in Section 2.

                  Warrant Quantity: As defined in the introduction to this Warrant.

9. Remedies; Specific Performance. The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

10. No Rights or Liabilities as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. The Holder hereof shall not acquire any rights as a shareholder of the Company until the day following the Effective Date of Exercise.

11. Notices. Any notice or other communication required or permitted hereunder shall be deemed given if in writing and delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by overnight air courier or facsimile transmission or, if mailed, two days after the date of deposit in the United States mail, as follows:

If to Holder:

         HENRY S. MELLON
         4 Driftwood Landing
         Gulfstream, Florida 33483


If to Viseon, Inc.:

         Viseon, Inc.
         Attn:    John Harris
         545 E. John Carpenter Freeway
         Suite 1420
         Irving, TX  75062
         Facsimile:        214-424-5785


         With a copy to:

                  Albert B. Greco, Jr.
                  Law Offices of Albert B. Greco, Jr.
                  16901 N. Dallas Parkway, Suite 230
                  Addison, Texas 75001]
                  Facsimile:        972-818-7343



Any party may be given notice in accordance with this Section by any other party at another address or person for receipt of notices, if such party so designates such other person or address in writing in accordance with this Section 11. The Company shall give Notice to any subsequent Holder at such address as it appears in the Warrant Register.

All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective in the manner provided in Section 1.

12. Amendments. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

13. Descriptive Headings, etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

14. Law Governing Agreement. This Agreement shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the State of Nevada without regard to principles of conflicts of laws, except to the extent that Federal law may apply.



Viseon, Inc.
    (Formerly RSI Systems, Inc.)



------------------------------------
By:      John Harris
Its:     Chief Executive Officer

                                                                     Exhibit A

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

To:  Viseon, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ________________* shares of Common stock of Viseon, Inc. (Formerly RSI Systems, Inc.) and herewith makes payment of $_________________ therefor, and requests that the
certificates  for such shares be issued   in   the   name   of,    and
delivered    to    _____________________________,    whose    address   is

--------------------------------

-----------------------------------------------------------------------------.



Dated:  _______________________
                                              --------------------------------
                                              (Signature  must  conform  in all
                                              respects  to the  name  of holder
                                              as specified on the face of
                                              Warrant)



                                              (Street Address)



                                              (City)
                                              (State) Zip Code)

                                                                    Exhibit B

                               FORM OF ASSIGNMENT

                [To be executed only upon assignment of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________________________________ the right represented by such Warrant to purchase _________________________________________________ shares of Common
Stock of Viseon, Inc. (Formerly RSI Systems, Inc.), to which such Warrant relates, and appoints _______________________________________, Attorney to make such transfer on the books of Viseon, Inc. (Formerly RSI Systems, Inc.), maintained for such purpose, with full power of substitution in the premises.



Dated:  ___________________
                                          -----------------------------------
                                          Signature  must  conform  in all
                                          respects  to the  name  of holder as
                                          specified on the face of Warrant)



                                          (Street Address)



                                          (City)
                                          (State) Zip Code)

Signed in the presence of:





                  (printed name)

------------------------------------

------------------------------------
                  (printed name)

--------
* Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.